Enterprise Financial Services Corp 2024 Second Quarter Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma,” “pipeline” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; credit risk; changes in the appraised valuation of real estate securing impaired loans; our ability to recover our investment in loans; fluctuations in the fair value of collateral underlying loans; outcomes of litigation and other contingencies; exposure to general and local economic and market conditions, including risk of recession, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth; risks associated with rapid increases or decreases in prevailing interest rates; changes in business prospects that could impact goodwill estimates and assumptions; consolidation within the banking industry; competition from banks and other financial institutions; the ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and business, including rules and regulations relating to bank products and financial services; changes in accounting policies and practices or accounting standards; natural disasters; terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, or other health emergencies and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Operates in St. Louis Kansas City Phoenix New Mexico Los Angeles Las Vegas The Company has deposit and SBA loan production offices across the country. San Diego Dallas* Orlando Focused on Privately Owned Businesses and Business Owners Commercial Lending Lending Verticals Deposit VerticalsCommercial Deposits • C&I focus • Business banking • CRE lending • Blend of stable and growth MSAs • SBA 7(a) lending • Sponsor finance • Tax credits • Life insurance premium finance • Community associations • Property management • Third party escrow • Trust services • Highly productive network of 42 branches with $220M2 average deposits per branch • Complete and easy to use cash management services NASDAQ: EFSC / EFSCP $2.0B r $14.6B Total assets $11.0B Loans / $12.3B Deposits 9.18% TCE Ratio1 1.21% Adjusted ROAA YTD1 13.3% Adjusted ROATCE YTD1 10.0% r 2.04% r Differentiated Business Model Market Cap As of 7/24/2024 1A Non-GAAP Measure, Refer to Appendix for Reconciliation. 10 yr CAGR of TBV / Share (vs 5.2% KRX median) Dividend Yield As of 7/24/2024 16.6% 10 yr loan growth CAGR 17.4% 10 yr deposit growth CAGR *Loan production office Regional National 2Excluding national deposit verticals 3

Economic View of Regional Markets State/Metro Population (in millions)2 Unemployment Rate2 Average Household Income (in thousands)2 Gross Product (in billions)2 1Q24 YTD FY2023 Midwest Total Loans1 / Total Deposits $3.3 billion / $6.1 billion Missouri 6.2 3.31% $156 $435 St. Louis 2.8 3.40% $185 $223 Kansas 2.9 2.65% $163 $230 Kansas City 2.2 3.10% $172 $176 Southwest Total Loans1 / Total Deposits $1.6 billion / $2.0 billion New Mexico 2.1 3.92% $143 $135 Albuquerque 0.9 3.65% $146 $61 Santa Fe 0.2 3.45% $181 $8 Arizona 7.5 4.02% $162 $529 Phoenix 5.1 3.64% $175 $403 Texas 30.8 3.90% $182 $2,664 Dallas 8.2 3.74% $204 $815 Nevada 3.2 5.19% $171 $252 Las Vegas 2.4 5.40% $165 $184 West Total Loans1 / Total Deposits $1.8 billion / $1.2 billion California 38.9 5.30% $237 $3,987 Los Angeles 12.9 5.04% $233 $1,447 San Diego 3.3 4.47% $222 $361 United States 336.1 3.80% $181 $28,269 1Excludes Other and Specialty loans 2For the period ended March 31, 2024 Geographic diversification in attractive markets with opportunity to expand market share in high growth, robust MSAs in California, Arizona, Nevada and Texas. Stable Markets Growth Markets 4

EFSC Awards and Recognition Doing Well by Doing Good Award Promote community service, philanthropy and charitable giving to make a difference in the communities they service. Women in the Workplace Honoree Company policies, practices, development and data that show our commitment to supporting and advancing women in the workplace. “3+” Corporation Three or more women serving on our Board of Directors, an important step to achieving gender-balanced and diverse boards. 2023 Leader in Disability Inclusion Award Demonstrate values associated with being a leader in disability inclusion. Top-Performing Bank No. 22 in American Banker’s annual list of top-performing banks between $10-$50B in assets based on three-year average return on equity. Best Banks to Work For 2023 No. 52 in American Banker’s list of best banks to work for based on a combination of associate survey, plus a review of our policies and associate benefits. 5

Cycle to date asset beta of 53% Annual % change in NII: +100 bp 3.8% -100 bp (3.9)% Annual % change in NII including variable deposit servicing expense in NIE: +100 bp 2.0% -100 bp (2.0)% 61%* Adjustable rate loans High-quality, cash- flowing securities portfolio with 5.1 average duration Loan portfolio with an average life of 3.0 years and duration of 1.3 Highly liquid and saleable SBA loan portfolio Cycle to date deposit beta of 39% Productive branch structure 32.0% Noninterest- bearing DDA to total deposits Additional, available liquidity of $5.6 billion 9.18% TCE/TA1 8.82% adjusted for unrealized HTM losses2 11.7% CET1 10.2% adjusted for unrealized losses3 Flexible Balance Sheet - Well Managed and Positioned for Growth *$350 million of adjustable rate loans have been swapped to fixed. 1Tangible Common Equity/Tangible Assets is a non-GAAP measure; refer to appendix for reconciliation. 2Tangible Common Equity/Tangible Assets adjusted for unrealized losses on held-to-maturity securities is a non-GAAP measure; refer to appendix for reconciliation. 3Common Equity Tier 1 ratio adjusted for unrealized losses on securities is a non-GAAP measure; refer to appendix for reconciliation. 6

$2.4 $2.8 $3.2 $4.1 $4.4 $5.3 $7.2 $9.0 $9.7 $10.9 $11.0 $2.5 $2.8 $3.2 $4.2 $4.6 $5.8 $8.0 $11.3 $10.8 $12.2 $12.3 EFSC Loans Acquired Loans EFSC Deposits Acquired Deposits 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 $ In Billions 17.4% 1 0 yr Dep osit Gro wth CAG R1 (11. 5% 1 exc ludi ng a cqu isiti ons and bro kere d CD s)16.6% 1 0 yr Loa n Gr owt h CA GR 1 (10. 5% 1 exc ludi ng a cqu isiti ons ) Loan and Deposit Trends 110 yr CAGR from 2Q14 - 2Q24 7

M&A Diversifies & Complements Organic Growth M&A Strategy Growth History $5.3 $5.6 $7.3 $9.8 $13.5 $13.1 $14.5 $4.4 $6.1 $8.5 $11.3 $0.9 $1.2 $1.3 $2.2 EFSC Assets Merger Contribution 2017 2018 2019 2020 2021 2022 2023 $ In Billions Strategically enhanced geographic diversification and product lines through select M&A transactions. These transactions provided: * Entry into vibrant and growing markets * Granular, low-cost deposit base in New Mexico and St. Louis (Trinity and JC Bankshares) * Deepened C&I focus in California market (First Choice) * National Deposit Vertical Platform (Seacoast) * National SBA Lending Platform (Seacoast) 8

Strengths vs KRX Peers1 2Q24 NIM 3.23% 3.49% 4.19% KRX Median KRX Top Quartile EFSC 10-Year TBV CAGR 5.2% 8.0% 10.0% KRX Median KRX Top Quartile EFSC 10-Year EPS CAGR 7.0% 10.3% 13.6% KRX Median KRX Top Quartile EFSC NIB Deposits 26.0% 30.4% 32.0% KRX Median KRX Top Quartile EFSC Time Deposits 16.3% 13.3% 11.1% KRX Median KRX Top Quartile EFSC 2Q24 ROAA 1.05% 1.28% 1.25% KRX Median KRX Top Quartile EFSC 1 2Q24 results available as of August 5, 2024. All figures are as reported by S&P. 4Q21 - 2Q24 NIM ∆ (bps) 32 56 87 KRX Median KRX Top Quartile EFSC TCE Ratio 7.79% 8.92% 9.18% KRX Median KRX Top Quartile EFSC 9

Value Proposition EFSC Adding Shareholder Value Experience Performance Discipline • Tenured management team ◦ Average years of tenure: 16 years • Abundant industry experience ◦ Average years of industry experience: 23 years • Diversification across geographic regions and product lines • History of strong earnings: 55+ quarters of profitability • Top quartile interest margin and ROAA ◦ 2023 NIM of 4.43% and ROAA of 1.42%1 vs peer top quartile of 3.53% and 1.22%, respectively • Strong capital foundation ◦ CET1 of 11.7% (10.2%1 including unrealized losses on investments) ◦ 1.44%1 ACL on loans (excluding guaranteed loans and including ACL on unfunded commitments) • Consistent credit culture ◦ NPL to loans of 0.36% and NPA to assets of 0.33% 1A Non-GAAP Measure, Refer to Appendix for Reconciliation. Strategy • Drive industry-leading service and differentiated financial performance • Empowered associates with effective technology solutions • Emphasis on commercial asset growth through specialty, business and commercial banking teams • Growth funded through retail banking, business services and deposit verticals 10

Financial Highlights

Financial Highlights - 2Q24* Capital • Tangible Common Equity/Tangible Assets** 9.18%, compared to 9.01% • Tangible Book Value Per Common Share** $35.02, compared to $34.21 • CET1 Ratio 11.7%, compared to 11.4% • Repurchased 225,135 shares at an average price of $38.07 • Quarterly common stock dividend of $0.26 per share in second quarter 2024 ($0.01 increase) • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $45.4 million, up $5.0 million; EPS $1.19 • Net Interest Income $140.5 million, up $2.8 million; NIM 4.19% • PPNR** $63.3 million, up $5.9 million • Adjusted ROAA** 1.27%, compared to 1.14%; PPNR ROAA** 1.74%, compared to 1.58% • Adjusted ROATCE** 14.06%, compared to 12.53% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 12

Financial Highlights, continued - 2Q24* *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Loans $11.0 billion, down $28.5 million • Loan/Deposit Ratio 90% • Deposits $12.3 billion, up $28.7 million or $192.8 million excluding brokered CDs • Noninterest-bearing Deposits/Total Deposits 32% Asset Quality • Nonperforming Loans/Loans 0.36% • Nonperforming Assets/Assets 0.33% • Allowance Coverage Ratio 1.27%; 1.38% adjusted for guaranteed loans** • Net Charge-offs $0.6 million 13

Total Loan Trends $7,225 $9,018 $9,737 $10,884 $11,000 90.5% 79.5% 89.9% 89.4% 89.6% Loans PPP Loans/Deposits 2020 2021 2022 2023 2Q24 $ In Millions PPP $272 PPP $699 14

Loan Details 2Q24 1Q24 2Q23 Qtr Change LTM Change C&I $ 2,107 $ 2,264 $ 2,029 $ (157) $ 78 CRE Investor Owned 2,309 2,281 2,291 28 18 CRE Owner Occupied 1,314 1,280 1,209 34 105 SBA loans* 1,269 1,275 1,328 (6) (59) Sponsor Finance* 866 865 880 1 (14) Life Insurance Premium Financing* 996 1,004 912 (8) 84 Tax Credits* 738 718 609 20 129 Residential Real Estate 340 354 355 (14) (15) Construction and Land Development 792 727 599 65 193 Other 269 260 301 9 (32) Total Loans $ 11,000 $ 11,028 $ 10,513 $ (28) $ 487 *Specialty loan category. $ In Millions 15

Loans By Region Specialty Lending $3,734 $3,918 $3,959 2Q23 1Q24 2Q24 $ In Millions Midwest $3,320 $3,412 $3,279 2Q23 1Q24 2Q24 Southwest $1,415 $1,605 $1,649 2Q23 1Q24 2Q24 Note: Excludes “Other” loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,743 $1,833 $1,844 2Q23 1Q24 2Q24 16

Tax Credit Programs 6.7% Sponsor Finance 7.9% Life Insurance Premium Financing 9.1% SBA 11.5% Other 64.8% Focused Loan Growth Strategies Total Loans Lending verticals provide a competitive advantage, risk adjusted pricing and fee income opportunities. Tax Credit Programs $738 million in loans outstanding related to Federal, Historic, and Affordable Housing tax credits. $303 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $866 million in M&A related loans outstanding, partnering with SBIC and PE firms. Life Insurance Premium Finance $1.0 billion in loans outstanding related to high net worth estate planning. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $901 million guaranteed. 17

Loan Portfolio Total $11.0 billion C&I 42.0% CRE 44.2% Construction 8.1% Residential 3.2% Other 2.5% Loans by Product Type Real Estate/ Rental/Leasing 25.9% Finance and Insurance 18.9% Accommodation/ Food Service 9.3% Manufacturing 6.6% Construction 5.8% Other Services 4.9% Other 28.6% Loans by Industry Type Fixed 38.8% Prime 25.4%SOFR 28.2% Other Adjustable 7.6% Loans by Rate Type• $4.4 billion of loans have a floor; $410 million are priced at their floor • $688 million of variable rate loans not at their floor have a reprice date > 12 months • $59 million in Shared National Credits, or 0.5% of total loans 18

Sponsor Finance Administrative and Support 10.4% Construction 8.9% Health Care and Social Assistance 11.9% Manufacturing 22.3% Wholesale Trade 11.7% Other 34.8% Sponsor Finance Loans by Industry TypeSponsor Finance Loans & Deposits by Period $879.5 $888.0 $872.3 $865.2 $865.9 $307.3 $375.9 $403.0 $359.0 $360.0 Loans Deposits 2Q23 3Q23 4Q23 1Q24 2Q24 • Provides flexible cash-flow based senior debt financing to assist private equity sponsors in acquiring or recapitalizing their portfolio companies • Strength and reputation of the sponsor are critical components of the underwriting process; the Company has selectively invested in certain sponsors as a limited partner • Strategy includes working with ~100 different sponsors, most of which invest out of a fund and are licensed as SBIC’s $ in Millions • Since 2004, sponsor finance has completed over 500 transactions diversified throughout the country in various industries • Senior debt leverage of 1.48x; total leverage of 3.39x on average for the portfolio • Loans outstanding of $865.9 million (8.45% yield) and deposits outstanding of $360.0 million, representing a relationship base of ~135 portfolio companies under management • Allowance coverage ratio of 2.30% on sponsor finance loans Total $865.9 million 19

Office CRE (Non-owner Occupied) Total $491.7 million Midwest 49.0% Southwest 28.0% West 18.0% Specialty 5.0% Office CRE Loans by Location Real Estate/ Rental/Leasing 86.3% Health Care and Social Assistance 3.5% Other 10.2% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.45 11 $ 161.6 $ 14.7 $5-10 Million 5.00 10 67.0 6.7 $2-5 Million 5.15 46 142.3 3.1 < $2 Million 5.24 209 120.8 0.6 Total 5.23 276 $ 491.7 $ 1.8 Office CRE Loans by Size $ In Millions • Average loan-to-origination value 52% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.52x • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $11.5 million unfunded commitments • Limited near-term maturity risk: 10% mature in 2024, 90% maturing in 2025 and beyond 20

$135.5 $4.6 $(0.6) $139.5 ACL 1Q24 Portfolio Changes Net Charge-offs ACL 2Q24 Allowance for Credit Losses for Loans $ In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 2Q24 $ In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,619 $ 61 1.32 % Commercial real estate 4,857 56 1.15 % Construction real estate 894 12 1.34 % Residential real estate 352 6 1.70 % Other 278 5 1.80 % Total $ 11,000 $ 140 1.27 % Reserves on sponsor finance, agricultural, and investor office CRE loans, which are included in the categories above, represented $19.9 million, $9.5 million, and $9.3 million, respectively. Total ACL percentage of loans excluding government guaranteed loans was 1.38%*. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 21

Credit Trends for Loans 2Q24 YTD 2023 2022 2021 2020 NPLs/Loans 0.36% 0.40% 0.10% 0.31% 0.53 % NPAs/Assets 0.33% 0.34% 0.08% 0.23% 0.45 % Criticized & Classified Loans/Loans 4.62% 4.06% 4.09% 5.52% 6.42 % ACL/NPLs 354.1% 308.2% 1371.90% 517.60% 354.90 % ACL/Loans* 1.38% 1.35% 1.56% 1.84% 2.31 % Provision expense (benefit) $10.6 $36.6 $(0.6) $13.4 $65.4 NCO/Average loans 0.12% 0.37% 0.04% 0.14% 0.03% *Excludes guaranteed loans. A Non-GAAP Measure, Refer to Appendix for Reconciliation. **In 2Q24, the Company entered into a contract to sell its largest OREO property. $ In Millions ** 22

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 13% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 32% Corporate debt securities 6% U.S. Treasury bills 7% TOTAL $2.4 billion • Effective duration of 5.1 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $375.3 million • 3.35% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 2Q23 3Q23 4Q23 1Q24 2Q24 $— $600 $1,200 $1,800 $(320) $(160) $— $160 $ In Millions $74.6 $53.9 $144.6 $69.8 $67.2 5.07% 5.60% 5.36% 5.21% 5.43% Principal Cost Yield (TEQ) 2Q23 3Q23 4Q23 1Q24 2Q24 Investment Purchase Yield $ In Millions Investment Portfolio 23

EFSC Borrowing Capacity $4.4 $5.1 $5.1 $1.0 $1.3 $1.2 $2.5 $2.6 $2.6 $0.1 $0.1 $0.1$0.8 $1.1 $1.2 37% 42% 42% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 4Q23 1Q24 2Q24 $ In Billions End of Period and Average Loans to Deposits 91% 89% 89% 90% 90%90% 88% 88% 90% 89% End of period Loans/Deposits Avg Loans/Avg Deposits 2Q23 3Q23 4Q23 1Q24 2Q24 • $1.2 billion available FHLB capacity • $2.6 billion available FRB capacity • $140.0 million in seven federal funds lines • $1.2 billion in unpledged investment securities • $392.8 million cash • $25.0 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.4 $0.3 $0.3 $0.3 $0.2 $0.4 $0.7 $1.1 $1.3 $1.6 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* $ In Billions Strong Liquidity Profile *Trailing 12 months ending June 30 of each year Liquidity 24

34.0% 40.4% 42.9% 32.5% 32.0% 32% 33%11% 24% $7,985 $11,344 $10,829 $12,176 $12,282 0.32% 0.11% 0.27% 1.58% 2.16% Deposits Cost of deposits Noninterest bearing % 2020 2021 2022 2023 2Q24 CD Interest-Bearing Demand Accounts DDA MMA & Savings $ In Millions Total Deposits $12.3 billion 2Q24 Deposit Mix 25

Deposit Details 2Q24 1Q24 2Q23 Qtr Change LTM Change Noninterest-bearing demand accounts $ 3,928 $ 3,805 $ 3,881 $ 123 $ 47 Interest-bearing demand accounts 2,952 2,956 2,629 (4) 323 Money market accounts 3,474 3,431 2,913 43 561 Savings accounts 565 576 665 (11) (100) Certificates of deposit: Brokered 495 659 894 (164) (399) Customer 868 827 638 41 230 Total Deposits $ 12,282 $ 12,254 $ 11,620 $ 28 $ 662 Deposit Verticals (included in total deposits)** $ 3,033 $ 2,901 $ 2,474 $ 132 $ 559 $ In Millions * Total deposits excluding Deposit Verticals and brokered CDs increased $60 million from 1Q24 and increased $502 million from 2Q23 ** Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Deposit Verticals. * 26

Deposits By Region Deposit Verticals** $2,474 $2,901 $3,033 2Q23 1Q24 2Q24 $ In Millions Midwest(*)** $6,027 $6,206 $6,111 2Q23 1Q24 2Q24 Southwest $1,811 $1,886 $1,984 2Q23 1Q24 2Q24 West* $1,308 $1,261 $1,154 2Q23 1Q24 2Q24 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances ** Note, prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Deposit Verticals. 27

Differentiated Deposit Verticals 38.6% 34.6% 26.8% Community Associations $1.2 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $1.0 billion in deposits. Specializing in the compliance of Property Management Trust Accounts. Legal Industry and Escrow Services $813 million in deposits. Product lines providing services to independent escrow and non- depository trust companies. • $3.03 billion - 25% of total deposits • $3.09 billion - Average deposits for 2Q24 • $21.7 million - Related deposit costs in noninterest expense, resulting in an average deposit vertical cost of 2.82% in 2Q24 • $126.7 million - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B* • 25 - Number of traditional branches that would be needed to support the deposit verticals *Data Source: Deposit data as of June 30th, 2023, per the FDIC Summary of Deposits. 2Q23 3Q23 4Q23 1Q24 2Q24 Community Associations Property Management Legal Industry and Escrow Services $— $500 $1,000 $ In Millions 28

Core Funding Mix Commercial Business Banking Consumer $ In Millions $2,733$1,399$4,386 1At June 30, 2024 2Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Note: Brokered deposits were $0.7 billion at 2Q24 Deposit Verticals $3,033 2Q24 Net New/Closed Deposit Accounts COMMERCIAL BUSINESS BANKING CONSUMER DEPOSIT VERTICALS Total net average balance ($ in thousands) 2Q24 $ 64,583 $ 13,825 $ 20,882 $ 131,394 1Q24 $ 81,742 $ 16,921 $ 3,986 $ 142,484 4Q23 $ 85,358 $ 18,529 $ 26,556 $ 214,189 3Q23 $ 51,792 $ 35,842 $ 27,182 $ 228,800 Number of accounts 2Q24 (73) (60) 215 878 1Q24 (48) 31 759 2,260 4Q23 84 (77) 842 1,452 3Q23 96 (23) 996 1,229 Total Portfolio Average Account Size & Cost of Funds Average account size ($ in thousands) 2Q24 $ 255 $ 72 $ 24 $ 137 Cost of funds 2Q241 2.47% 1.37% 1.80% 1.18% • Estimated uninsured deposits of $3.6 billion, or 29% of total deposits2 • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship • ~156% of on- and off-balance sheet liquidity to estimated uninsured deposits Overview 28% 36% 33% 39% 34% 19% 3% 7% 30% 20% 18% 21% 4% 59% 7% 32% 29

Capital Strategy EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate Supports Robust Asset Growth Maintain High Quality Capital Stack Maintain 8-9% TCE • Strong earnings profile • Sustainable dividend profile • Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification • Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% • Common stock repurchases of 225,135 shares at an average price per share of $38.07 • M&A deal structures • Drives ROATCE above peer levels 30

Capital TBV* and Common Dividends per Share $25.48 $28.28 $28.67 $33.85 $35.02 $0.72 $0.75 $0.90 $1.00 $0.51 TBV/Share Dividends per Share 2020 2021 2022 2023 2Q24 YTD Return of Capital $35.1 $86.8 $66.5 $37.4 $27.7 $19.8 $26.2 $33.6 $37.4 $19.1 $15.3 $60.6 $32.9 $8.6 Common dividend payments Share repurchases 2020 2021 2022 2023 2Q24 YTD In Millions *TBV per Common Share is a Non-GAAP Measure. Refer to Appendix for Reconciliation. 31

Regulatory Capital 10.0% 14.0% 14.9% 14.7% 14.2% 14.2% 14.6% 6.5% 10.0% 10.9% 11.3% 11.1% 11.3% 11.7% 9.3% 10.1% 10.2% CET1 Tier 1 Total Risk Based Capital CET1 excluding unrealized losses* Minimum "Well Capitalized" Ratio Optimal Capital Levels 2020 2021 2022 2023 2Q24 8.0% 12.6% 12.7% 12.1% 13.0% 12.0% *CET1 excluding unrealized losses on securities (when applicable). This is a non-GAAP measure; refer to appendix for reconciliation. 13.0% 32

Net Interest Income Trend $ In Millions $270.0 $360.2 $473.9 $562.6 $278.3 3.56% 3.41% 3.89% 4.43% 4.16% 0.36% 0.08% 1.68% 5.03% 5.33% Net Interest Income Net Interest Margin Avg Federal Funds Rate 2020 2021 2022 2023 2Q24 YTD 2020 2021 2022 2023 2Q24 YTD Net Interest Income - FTE $ 273.2 $ 365.3 $ 480.9 $ 570.7 $ 282.3 Purchase Accounting (Amortization)/Accretion $ 10.3 $ 0.5 $ (0.8) $ (2.4) $ (0.8) Adjusted Net Interest Income - FTE $ 283.5 $ 365.8 $ 480.1 $ 568.3 $ 281.5 Net Interest Margin 3.56% 3.41% 3.89% 4.43% 4.16 % Purchase Accounting (Amortization)/Accretion 0.13% — % (0.01) % (0.02) % (0.01) % Adjusted Net Interest Margin 3.69% 3.41% 3.88% 4.41% 4.15% 33

Noninterest Income Trend $ In Millions $54.5 $67.7 $59.2 $68.7 $27.7 $17.0 $22.1 $16.7 $22.9 $9.0 $6.6 $8.0 $2.6 $9.2 $(0.3) $11.7 $15.4 $18.3 $16.6 $9.0 $9.5 $11.9 $11.6 $10.0 $4.9 $9.7 $10.3 $10.0 $10.0 $5.1 16.8% 15.8% 11.1% 10.9% 9.0% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 2020 2021 2022 2023 2Q24 YTD Tax Credit Income 34

Noninterest Expense Trend $167.2 $245.9 $274.2 $348.2 $187.5 $57.2 $65.0 $78.5 $94.8 $47.2 $14.2 $31.1 $72.3 $42.0$13.5 $16.3 $17.6 $16.5 $8.5 $92.3 $124.9 $147.0 $164.6 $89.8 $4.2 $22.1 $3.4 48.7% 49.7% 49.8% 53.4% 59.1% Other Deposit costs Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* NIE / Average assets 2020 2021 2022 2023 2Q24 YTD 2.0% 2.1% 2.1% 2.5% 2.6% $ In Millions *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 35

Appendix

■ Selected by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive $303 million of New Markets Tax Credits allocations since 2011. ■ In 2023, our portfolio included the financing of over $2.1 billion in small business, small farm and community development-qualified loans. ■ Enterprise University, which provides training courses, has helped more than 39,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2023 Environmental, Social and Governance Report is available at https:// www.enterprisebank.com/about/corporate-responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the laws and regulations applicable to our businesses, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an inclusive and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 37

Best-In-Class Technology Partnerships Client journey supported by a competitive digital product set. Customer surveys Salesforce integrated with core for 360 client view Client Portal Online Banking integrated with treasury products Integrations for APIs for HOA/PM Positive Pay (Check & ACH) TARGET ONBOARD SERVICE PROTECT GROW Weiland Account Analysis 2024 Conversion to FIS Leading Core Solution 38

Executive Leadership Team JAMES B. LALLY 56, President & Chief Executive Officer, EFSC Enterprise Tenure – 20 years KEENE S. TURNER 44, SEVP, Chief Financial Officer, EFSC Enterprise Tenure – 10 years SCOTT R. GOODMAN 60, SEVP, President, Enterprise Bank & Trust Enterprise Tenure – 21 years DOUGLAS N. BAUCHE 54, SEVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 24 years MARK G. PONDER 53, SEVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 12 years NICOLE M. IANNACONE 44, SEVP, Chief Legal Officer, Enterprise Bank & Trust Enterprise Tenure – 10 years BRIDGET HUFFMAN 42, SEVP, Chief Risk Officer, Enterprise Bank & Trust Enterprise Tenure – 13 years 39

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides additional financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, allowance for coverage ratio adjusted for guaranteed loans, allowance for coverage ratio adjusted for guaranteed loans and unfunded commitments, common equity tier 1 ratio adjusted for unrealized losses, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, core efficiency ratio, allowance for coverage ratio adjusted for guaranteed loans, allowance for coverage ratio adjusted for guaranteed loans and unfunded commitments, common equity tier 1 ratio adjusted for unrealized losses, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, core conversion expenses, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 40

Reconciliation of Non-GAAP Financial Measures Tangible Common Equity Ratio Period end (in thousands, except per share data) June 30, 2024 March 31, 2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Shareholders' equity (GAAP) $ 1,755,273 $ 1,731,725 $ 1,716,068 $ 1,522,263 $ 1,529,116 $ 1,078,975 Less preferred stock 71,988 71,988 71,988 71,988 71,988 — Less goodwill 365,164 365,164 365,164 365,164 365,164 260,567 Less intangible assets 10,327 11,271 12,318 16,919 22,286 23,084 Tangible common equity (non-GAAP) $ 1,307,794 $ 1,283,302 $ 1,266,598 $ 1,068,192 $ 1,069,678 $ 795,324 Less net unrealized loss on HTM securities, after tax 52,220 Tangible common equity adjusted for unrealized losses on HTM securities (non-GAAP) $ 1,255,574 Common shares outstanding 37,344 37,515 37,416 37,253 37,820 31,210 Tangible book value per share (non-GAAP) $ 35.02 $ 34.21 $ 33.85 $ 28.67 $ 28.28 $ 25.48 Total assets (GAAP) $ 14,615,666 $ 14,613,338 $ 14,518,590 $ 13,054,172 $ 13,537,358 $ 9,751,571 Less goodwill 365,164 365,164 365,164 365,164 365,164 260,567 Less intangible assets 10,327 11,271 12,318 16,919 22,286 23,084 Tangible assets (non-GAAP) $ 14,240,175 $ 14,236,903 $ 14,141,108 $ 12,672,089 $ 13,149,908 $ 9,467,920 Tangible common equity to tangible assets (non-GAAP) 9.18% 9.01% 8.96% 8.43% 8.13% 8.40 % Tangible common equity to tangible assets adjusted for unrealized losses on HTM securities (non-GAAP) 8.82 % CET1 Ratio Adjusted For Unrealized Loss (Gain) CET1 capital $ 1,440,329 $ 1,409,343 $ 1,387,802 $ 1,228,786 $ 1,091,823 $ 795,873 Less unrealized loss (gain) on investment portfolio, after tax1 181,512 171,739 153,882 205,984 (8,544) (32,458) CET1 capital excluding unrealized loss (gain) on securities $ 1,258,817 $ 1,237,604 $ 1,233,920 $ 1,022,802 $ 1,100,367 $ 828,331 Total risk-weighted assets $ 12,308,904 $ 12,346,544 $ 12,235,391 $ 11,036,203 $ 9,666,530 $ 7,334,945 CET1 capital / risk-weighted assets (GAAP) 11.7% 11.4% 11.3% 11.1% 11.3% 10.9 % CET1 capital excluding unrealized loss on securities / risk- weighted assets (non-GAAP) 10.2% 10.0% 10.1% 9.3 % N/A N/A 1Tax rate is approximately 25%. 41

Quarter ended Year-to-date Year ended ($ in thousands) June 30, 2024 March 31, 2024 June 30, 2024 December 31, 2023 Net income (GAAP) $ 45,446 $ 40,401 $ 85,847 $ 194,059 FDIC special assessment (after tax) — 470 470 1,814 Core conversion expense (after tax) 940 263 1,203 — Net income adjusted (non-GAAP) $ 46,386 $ 41,134 $ 87,520 $ 195,873 Average assets $ 14,646,381 $ 14,556,119 $ 14,601,250 $ 13,805,236 ROAA (GAAP) 1.25% 1.12% 1.18% 1.41 % Adjusted ROAA (non-GAAP) 1.27% 1.14% 1.21% 1.42 % Allowance Coverage Ratio Adjusted for Guaranteed Loans Period end ($ in thousands) June 30, 2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Loans (GAAP) $ 11,000,007 $ 10,884,118 $ 9,737,138 $ 9,017,642 $ 7,224,935 Less PPP and other guaranteed loans, net 923,794 932,118 960,254 1,151,895 1,297,212 Adjusted loans (non-GAAP) $ 10,076,213 $ 9,952,000 $ 8,776,884 $ 7,865,747 $ 5,927,723 Allowance for credit losses on loans (GAAP) $ 139,464 $ 134,771 $ 136,932 $ 145,041 $ 136,671 Allowance for credit losses on unfunded commitments 5,873 Allowance for credit losses on loans including unfunded commitments $ 145,337 Allowance for credit losses on loans / total loans (GAAP) 1.27% 1.24% 1.41% 1.61% 1.89 % Allowance for credit losses on loans / adjusted loans (non-GAAP) 1.38% 1.35% 1.56% 1.84% 2.31 % Allowance for credit losses on loans including unfunded commitments / adjusted loans (non-GAAP) 1.44 % Reconciliation of Non-GAAP Financial Measures Return on Average Assets (ROAA) 42

Year-to-date Year ended ($ in thousands) June 30, 2024 December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Net interest income (GAAP) $ 278,257 $ 562,592 $ 473,903 $ 360,194 $ 270,001 Tax-equivalent adjustment 4,087 8,079 7,042 5,151 3,190 Less incremental accretion income — — — — 4,083 Net interest income - FTE (non-GAAP) 282,344 570,671 480,945 365,345 269,108 Noninterest income (GAAP) 27,652 68,725 59,162 67,743 54,503 Less gain on sale of investment securities — 601 — — 421 Less gain (loss) on sale of other real estate owned (2) 187 (93) 884 — Less other non-core income — — — — 265 Core revenue (non-GAAP) $ 309,998 $ 638,608 $ 540,200 $ 432,204 $ 322,925 Noninterest expense (GAAP) $ 187,518 $ 348,186 $ 274,216 $ 245,919 $ 167,159 Less amortization on intangibles 1,991 4,601 5,367 5,691 5,673 Less FDIC special assessment 625 2,412 — — — Less core conversion expense 1,600 — — — — Less other expenses (benefits) related to non-core acquired loans — — — — 57 Less branch closure expenses — — — 3,441 — Less merger-related expenses — — — 22,082 4,174 Core noninterest expense (non-GAAP) $ 183,302 $ 341,173 $ 268,849 $ 214,705 $ 157,255 Core efficiency ratio (non-GAAP) 59.1% 53.4% 49.8% 49.7% 48.7 % Reconciliation of Non-GAAP Financial Measures Core Efficiency Ratio 43

Quarter ended Year-to-date ($ in thousands) June 30, 2024 March 31, 2024 June 30, 2024 Average shareholder’s equity (GAAP) $ 1,748,240 $ 1,738,698 $ 1,743,469 Less average preferred stock 71,988 71,988 71,988 Less average goodwill 365,164 365,164 365,164 Less average intangible assets 10,783 11,770 11,277 Average tangible common equity (non-GAAP) $ 1,300,305 $ 1,289,776 $ 1,295,040 Net income available to common shareholders (GAAP) $ 44,509 $ 39,463 $ 83,972 FDIC special assessment (after tax) — 470 470 Core conversion expense (after tax) 940 263 1,203 Net income available to common shareholders adjusted (non-GAAP) $ 45,449 $ 40,196 $ 85,645 ROATCE (GAAP) 13.77% 12.31% 13.04 % Adjusted ROATCE (non-GAAP) 14.06% 12.53% 13.30 % Reconciliation of Non-GAAP Financial Measures Return on Average Tangible Common Equity (ROATCE) 44

Quarter ended ($ in thousands) June 30, 2024 March 31, 2024 Net interest income $ 140,529 $ 137,728 Noninterest income 15,494 12,158 FDIC special assessment — 625 Core conversion expense 1,250 350 Less gain (loss) on sale of other real estate owned — (2) Less noninterest expense 94,017 93,501 PPNR (non-GAAP) $ 63,256 $ 57,362 Average assets $ 14,646,381 $ 14,556,119 ROAA (GAAP) 1.25% 1.12 % PPNR ROAA (non-GAAP) 1.74% 1.58 % PPNR & PPNR ROAA Reconciliation of Non-GAAP Financial Measures 45